STOCK PURCHASE AGREEMENT
                            ------------------------

                                 BY AND BETWEEN
                                ----------------

                           PROMOTA INTERNATIONAL, INC.
                           ---------------------------

                                       AND
                                       ---

                        INTERNATIONAL TEST SYSTEMS, INC.
                        --------------------------------

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into this 23rd day of October 2003, by and between International Test Systems, Inc. (hereinafter, "ITS" or the "Company"), a Delaware corporation, with an address at 16161 College Oak, Suite 101, San Antonio, Texas 78249, and Promota International Inc. (hereinafter "Promota" or "Buyer"), a Delaware corporation, with an address at c/o Eaton & Van Winkle LLP, 3 Park Avenue, New York, NY 10016. ITS and Promota shall be hereinafter collectively referred to as the "Parties" or individually as the "Party".


                                    RECITALS

     WHEREAS, ITS is authorized to issue fifty million (50,000,000) shares of capital stock, of which two million four hundred six thousand (2,406,000) shares are issued and outstanding as of the date hereof.

     WHEREAS,  ITS desires to secure additional working capital for the Company.

     WHEREAS, Promota is already the holder of six hundred twenty six thousand (626,000) shares, or approximately twenty-six percent (26%) of the Company.

     WHEREAS,  Promota  wishes to acquire a controlling interest in the Company.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the Parties hereto agree as follows:

     1.     Capital Contribution and Share Issuance
            ---------------------------------------

          1.01.     Issuance  of  Shares.
                    --------------------

          (a) ITS shall issue and shall sell and deliver to Promota, at the Closing (as the term "Closing" is defined in Section 3, below), all right, title and interest in and to nineteen million eight hundred fifty thousand (19,850,000) shares of capital stock, which, together with the six hundred twenty six thousand (626,000) shares already owned by Promota shall constitute an equity stake in the Company of ninety two percent (92%), in exchange for a capital cash contribution of two hundred fifty thousand ($250,000) Dollars (the "Cash Contribution"). Following the Closing herein, Promota acknowledges that the Company shall continue to have the obligation to pay the undisputed portion of certain outstanding payables of the Company as detailed on the attached Schedule 1.01, but specifically excluding costs of ITS related to this Agreement, the transaction, and the Closing contemplated herein.

          (b) Following the Closing herein, Promota shall have been issued and purchased a total of twenty million four hundred seventy six thousand (20,476,000) common shares, that is ninety-two (92%) of the issued and outstanding equity securities of the Company.

          1.02     Cash  Contribution.  ITS  acknowledges that, on or about
                   ------------------
September 26, 2003, Promota transferred to ITS the sum of fifty thousand ($50,000) Dollars (the "First Cash Contribution"), and that the First Cash Contribution is to be credited toward the Cash Contribution. In the event that the Closing contemplated herein does not take place, the Company shall issue to Promota, a demand promissory note for the amount of the First Cash Contribution, carrying an interest rate of eight percent (8%), with the principal and interest payable upon maturity, which date of maturity shall be one hundred twenty (120) days from the date of the this agreement At the Closing contemplated herein, Promota shall transfer the sum of two hundred thousand ($200,000) Dollars to the Company (the "Second Cash Contribution"), as detailed in the manner prescribed in Section 6.02(b), below, and ITS shall issue and deliver to Promota upon receipt of the confirmation of the Second Cash Contribution, nineteen million eight hundred fifty thousand (19,850,000) shares of capital stock. All Cash Contributions shall be net of bank fees, wire transfer costs, and currency conversion differences.

          1.03.     Additional  Terms.
                    -----------------

          (a)  Employment  Agreement.  The  Executive  Employment  Agreement
               ---------------------
     ("agreement"), between the Company and Carey G. Birmingham shall be amended. Carey G. Birmingham shall now be the Company's Executive Vice-President for real estate and retail development, and the agreement shall have an effective date of October 22, 2003. The agreement shall be amended to reflect a term of two (2) years, commencing October 22, 2003, provided that if the Company has not received from parties other than Promota capital of at least one hundred twenty five thousand ($125,000) Dollars within six months of the date of execution of this Stock Purchase Agreement, the agreement shall terminate as of April 22, 2004. The agreement shall include a provision whereby Carey G. Birmingham shall receive an annual salary of $55,000 during the first year of the term of the Executive Employment Agreement and $65,000 during the second year of the term of the Executive Employment Agreement. All other terms contained in the Executive Employment Agreement shall remain the same as currently provided for in the Executive Employment Agreement;

          (b)  Current  Work  Proposals.  The  Company  has submitted a proposal
               ------------------------
     together with CircuitCheck, Inc., as a subcontractor, to Less Crossley & Associates and Ontario Power Generation for the delivery, installation, service, upgrades, support, and warranty of static and dynamic automated circuit board testers, as well as to facilitate the training of users of the system. The said proposal was made on August 27, 2003. If a positive response is received to the said proposal made by ITS, to Les Crossley & Associates and Ontario Power Generation, then Carey G. Birmingham, the current President and CEO of the Company, agrees to coordinate such project on behalf of the Company at no additional cost or expense to the Company other than that provided in the employment contract referenced in Section 1.03(a), above. Based upon the profit projections contained in the proposal, in the event that the Company is retained pursuant to this proposal, twenty thousand ($20,000) Dollars of the net proceeds resulting from the project shall be used to pay down the Company's existing debt owed to BFP Texas, and to Carey G. Birmingham.

          (c) Board Resignations. With the exception of Carey G. Birmingham, the
              ------------------
     Board of Directors of ITS, shall resign from the Board of Directors, effective as of the Closing Date, and at least two (2) new members of the Board of Directors, of Promota's choosing, shall be appointed, effective as of the Closing Date. A Resolution effecting the said resignations and appointments is attached hereto and made a part hereof as Exhibit A. As soon as is practically possible following the execution of this Agreement, the Company shall seek to procure an acceptable policy of insurance covering the activities of its directors and officers while serving the Company;

          (d)  Underwriting  Provisions.  Carey G. Birmingham shall use his best
               ------------------------
     efforts to ensure that the underwriting agreement described in this Section shall remain in full force and effect following the Closing of the transactions contemplated in this Agreement, or will use his best efforts to cause a new agreement to be executed by Public Securities, Inc. Carey G. Birmingham, following the Closing of the transaction contemplated herein also warrant that, to the best of his knowledge, none of the terms of this Agreement cause, shall cause, or have the effect of generating a commission due and payable to Public Securities, Inc., and that in the event that a commission to Public Securities, Inc. is generated by the execution of this Agreement, that Public Securities, Inc. has agreed that any, and all, such commissions due to it shall be waived, and shall become due and payable only upon the successful completion of the Company's contemplated offering, as detailed hereunder.

          (e)  ITS  Debt. As of the Closing Date, the Debt of ITS, primarily the
               ----------
     result of loans and/or advances made by Carey G. Birmingham and BFP Texas to ITS, is one hundred twenty five thousand four hundred sixty two and 08/100 ($125,462.08) Dollars (the "ITS Debt"). The ITS Debt is evidenced by two (2) promissory notes, one to Carey Birmingham due December 31, 2003, in the amount of $43,362.08 (the "Birmingham promissory note"), and one to BFP Texas due December 31, 2003, in the amount of $82,100.00 (the "BFP promissory note"). Carey G. Birmingham and BFP Texas hereby agree to waive all interest which has or may accrue on the ITS Debt. In addition, both BFP Texas and Carey G. Birmingham agree to extend the maturity date of each of the promissory notes to January 31, 2004, subject to the provisions of this paragraph relating to repayment of the remainder of the ITS Debt. The promissory notes shall be further amended to have a standard market conditions clause added to them which shall provide that if market circumstances or other conditions prevent the Company from paying the promissory notes on the due date, the Company shall have an additional thirty (30) days from the due date to pay the notes. On the date of the receipt of the First Cash Contribution, as detailed in Section 1.02, above, or immediately thereafter, but not to exceed five (5) business days after date of the receipt of the First Cash Contribution, thirty thousand ($30,000) Dollars of the First Cash Contribution shall be used to reduce the ITS debt, by crediting said thirty thousand ($30,000) Dollar payment against the Birmingham promissory note. Of the remainder amount of the ITS Debt, forty five thousand ($45,000) Dollars shall be converted into one hundred thousand (100,000) shares of common stock of the Company, said conversion shall first convert the balance or that part of the BFP promissory note up to forty five thousand ($45,000) Dollars; fifteen thousand ($15,000) Dollars of the ITS Debt shall be forgiven, with the forgiven debt being equally applied between the Birmingham promissory note, and the BFP promissory note; The balance of the ITS Debt, amounting to thirty five thousand four hundred sixty two and 08/100 ($35,462.08) Dollars, shall be dealt with as follows: fifteen thousand ($15,000) Dollars of the ITS Debt shall be retired using proceeds from the Company's contemplated offering, or from the Company's cash flow (the maturity date of any promissory or demand notes evidencing such debt shall be further extended to accommodate the Company's retiring said debt from offering proceeds or cash flow); and the remaining twenty thousand ($20,000) Dollars shall be paid from proceeds received from the proposal to Les Crossley and Associates (see 1.03(b), above). In the event that the Company is not successful in its proposal to Les Crossley and Associates, said twenty thousand ($20,000) Dollars will be retired using proceeds from the Company's contemplated offering, or from the Company's cash flow, and that the maturity date of any promissory or demand notes evidencing such debt shall be further extended to accommodate the Company's retiring said debt from offering proceeds or cash flow;

          (f) Authority to Utilize Bank Accounts. ITS shall continue to maintain
              ----------------------------------
     a bank account at J.P. Morgan Chase Bank in New York, located at 349 Fifth Avenue, New York, NY 10016 (the "New York bank account") and at a bank in Texas of the new ITS board's choosing (the "Texas bank account"). ITS shall retain the Cash Contributions in the New York bank account, and shall transfer funds to the Texas bank account, as and when necessary to meet Company expenses, provided, however, that the only person with control of the New York bank account and with signing power on the New York bank account, and whose signature is, and shall always be, necessary for all withdrawals and transfers of funds in said account, shall be Mike
     Dramytinos, or a designee of Mike Dramytinos. For purposes of funds management, with respect to the Texas bank account, there shall be two signatories on said account, with one of the signatories being Mike Dramytinos, necessary on all expenditures of five hundred ($500.00) Dollars or greater, and the Company must have the written approval of two (2) designated persons, with one of the designated persons being Mike Dramytinos, for any expenditure of five hundred ($500.00) Dollars or more.

     2.     Continuation  of  Business.
            --------------------------

          2.01     Status-Quo  Provision.      For  a  period  of six (6) months
                   ----------------------
from the date of the Second Cash Contribution by Promota and the issuance of the nineteen million eight hundred fifty thousand (19,850,000) shares of capital stock by ITS, as contemplated in Provision 1.01 herein, Promota, and its shareholders, as majority stockholders of ITS, agree that the Company shall not engage in, complete, or perform any split of its shares, reverse split, or cancellation of the existing stock of ITS, nor shall Promota, as majority stockholder, issue any new shares of stock of the Company that shall dilute the current (as of the date of this Agreement) shareholders of ITS unless adequate consideration is received therefore. Furthermore, Promota agrees not to perform any reverse split of the shares of the Company for three (3) months from the date of the filing of the first post-effective amendment to the Company's registration statement, that being Amendment No. 10 to Form SB-1, as filed with the Securities and Exchange Commission on August 11, 2003, pursuant to File No. 333-88179, which registration statement was declared effective pursuant to
Section  8(a)  of  the  1933  Securities  Act  on  August  15,  2003.

          2.02      INTENTIONALLY  OMITTED

          2.03     Lock  Up  Agreement.  After  the  Closing  herein, receipt of
                   -------------------
the Cash Contribution, and issuance of the Shares by the Company, as contemplated herein, the Company shall undertake to have all shareholders of the Company that hold an interest of one percent (1%) or more of the capital stock of the Company (the "significant shareholders") enter into a Lock Up Agreement whereby all of the significant shareholders of the Company shall only sell, pledge, assign, hypothecate or trade, no more than ten percent (10%) of the total amount of the capital stock they hold in the Company during any thirty
(30) day period. This lock up agreement shall be for a term of six (6) months from the date the Company's shares begin trading publicly.

     3.     Closing.  Unless  extended  by  mutual agreement, the Closing of the
            -------
transaction contemplated hereby shall be held on October 22, 2003, at 5:00 p.m. Eastern Standard Time, simultaneously and electronically at the law offices of Buyer's and Company's counsel, or at such other place, or on such other date as shall mutually be agreed to in writing by the Parties. The date on which the Closing occurs is herein referred to variously as the "Closing Date" and the "Closing."

     4.     Representations  and  Warranties of the Company.  The Company hereby
            -----------------------------------------------
represents  and  warrants  to  Promota  as  follows:

          4.01.     Organization,  Qualification.  ITS  is  a  corporation  duly
                    ----------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the failure to so qualify would have a material adverse effect on its business as presently conducted and as proposed to be conducted.

          4.02.     Capitalization.  Immediately  after  the  Closing  Date, the
                    --------------
authorized capital stock of ITS shall consist of 50,000,000 shares of Common Stock, of which 22,486,000 shares will be issued and outstanding. All such outstanding shares of ITS capital stock shall have been duly authorized, validly issued, fully paid and nonassessable as, and when, the receipt of the Second Cash Contribution is confirmed, and are not subject to any preemptive rights created by statute, the Articles of Incorporation or Bylaws of ITS or any agreement to which ITS is a party or by which it is bound.

          4.03.     Authority  Relative  to  this  Agreement.  ITS  has the full
                    -----------------------------------------
right, power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by ITS, and constitutes the valid and legally binding obligation of ITS. No other actions or proceedings on the part of ITS are necessary for ITS to authorize this Agreement, or to consummate the transactions contemplated herein.

          4.04.     Litigation.  Except  as  set  forth on Schedule 4.04, ITS is
                    -----------
not engaged in, nor has it been threatened with, any material litigation (which for this purpose shall mean a potential liability in excess of $10,000 or potential liabilities in the aggregate in excess of $10,000), arbitration, investigation or other legal proceeding relating to ITS or its business as it is now conducted, its property, or any action or proceeding wherein an existing judgment or order against ITS would restrict, lien, or eliminate their ability to currently and immediately transfer the Shares as detailed herein, nor, to the knowledge of ITS, is there any valid basis for any such proceeding.

          4.05.     Indemnification.  ITS  shall,  with  respect  to  the
                    ---------------
representations, warranties, covenants and agreements made by it hereby, indemnify, defend and hold Buyer harmless from and against all liability, loss or damage (including any diminution in the value of the Shares), together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of ITS contained in this Agreement or the assertion of any claims relating to the foregoing.

          4.06.  Compliance  with  Contracts.  ITS  has  performed  all material
                 ----------------------------
obligations required to be performed by it as of the date of this Agreement under each material contract, obligation, commitment, agreement, undertaking, arrangement or lease referred to in this Agreement, and are not in default hereunder. This Agreement and the actions contemplated thereby will not conflict with, or result in a breach of the terms, conditions or provisions of any such material agreement or cause any acceleration of maturity of any such material agreements.

          4.07.  Compliance  with Laws.  ITS has substantially complied with all
                 ----------------------
laws, regulations, judgments, decrees or orders of any court or governmental agency or entity applicable in any material respect to the conduct of its business.

          4.08.  Permits, Authorizations, Consents and Approvals; No Violations.
                 --------------------------------------------------------------
To the best of its knowledge, neither the execution and delivery of this Agreement by ITS nor the consummation by ITS of the transactions contemplated by this Agreement will (a) conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws of ITS, (b) result in a material breach or default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license agreement, lease or other material contract, other than the underwriting agreement, instrument or obligation to which ITS is a party or by which ITS or any of its assets may be bound, (c) or violate in any material respect any statute, rule, regulation, order, writ, injunction or decree applicable to ITS or any of its assets, or (d) result in the creation of any material (individually or in the aggregate) liens, charges or encumbrances on any of the material assets of ITS.

          4.09     Financial  Statements of ITS.  ITS has delivered to Promota a
                   ----------------------------
copy of its most recent Form SB-1 Filing with the US Securities and Exchange Commission ("SEC") dated August 11, 2002, which Form SB-1 Filing contains the reviewed balance sheet and income statements of ITS as of June 30, 2003 and an audited statement of operations, stockholders equity and cash flows for the fiscal years ended December 31, 2002 and December 30, 2001 (the "ITS
Financials"). The ITS Financials have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis throughout the periods covered by such statements. The ITS Financials, with any notes thereto, are in accordance with the books and records of ITS and present fairly ITS's financial position and results of operations and cash flows as of the dates and for the periods indicated therein.

          4.10     Undisclosed  Liabilities.  ITS  does  not  have  any material
                   ------------------------
liabilities, whether absolute, accrued, contingent or otherwise, and whether due or to become due, except for those liabilities which (a) are accrued or fully reserved against its balance sheet of the ITS Financials or (b) are of a normally recurring nature and were incurred after June 30, 2003 in the ordinary course of business consistent with past practice. Schedule 4.10 lists all liabilities of ITS incurred after June 30, 2003 which are of a type required to be disclosed or reflected in financial statements and which either (i) are not in the ordinary course of business or (ii) exceed ten thousand ($10,000) Dollars with respect to any single transaction or single series of transactions.

          4.11     Ordinary  Course.  Since December 31, 2002, ITS has conducted
                   ----------------
its business only in the ordinary course and in a normal manner consistent with past practice.

          4.12     Dividend  payments;  Expenditures.  ITS  has  not  made  any
                   ---------------------------------
dividend payments or any other distribution on or with respect to its capital stock, nor has it made any expenditures in excess of $10,000.00.

          4.13     Value of the Shares.   ITS represents that they have provided
                   -------------------
to Buyer all relevant documentation, and ITS has answered all questions with regard thereto that Buyer deemed necessary or appropriate to evaluate the business, operations and assets of ITS and the value of its common stock. Buyer is relying solely on its own evaluation and analysis in determining the value of the Shares and not on any representation of value or worth made by ITS.

     5.     Representations  and  Warranties  of Buyer.  Buyer hereby represents
            ------------------------------------------
and  warrants  to  the  Company  as  follows:

          5.01.  Organization.  Promota (a) is a corporation (i) duly organized,
                 ------------
validly existing and in good standing under the laws of the State of Delaware, and (ii) duly qualified and in good standing as a foreign corporation in each state in which it does business, except where the failure to so qualify would not have a materially adverse effect on its business or assets, and (b) has the corporate power and authority to own its properties and to carry on its business as now being conducted.

          5.02.  Authority, Binding Agreement.  This Agreement has been approved
                 -----------------------------
by the Board of Directors and Shareholders of Promota. No consents, authorizations or approvals, whether of a governmental agency or instrumentality or otherwise, are necessary in order to enable Promota to enter into and perform this Agreement. This Agreement constitutes legal, valid and binding obligations of Promota and is enforceable against Promota in accordance with its terms.

          5.03.     Litigation.  There  is  no  suit,  action  or other legal or
                    -----------
administrative proceeding pending or threatened against Promota, and to its knowledge, no circumstances exist or have occurred which may lead to any suit, action, proceeding or investigation which could materially and adversely affect its business, assets or financial condition. Promota has received no notice from any federal, state or local governmental agency asserting any violation by Promota of any law, ordinance or regulation.

          5.04.     Review.    Promota  has  received  and reviewed to Promota's
                    ------
satisfaction such documents and corporate and financial records of ITS, and has had answered all questions with regard thereto that Promota deemed necessary or appropriate to evaluate the business, operation and assets of ITS.

     6.     Conditions to the Closing.  The obligations of the Parties hereunder
            -------------------------
are subject to the satisfaction at by the Closing of each of the conditions set forth below. Any of such conditions may be waived by the other party but only in writing.

          6.01.  Compliance  with  Terms.  On  the  Closing Date, all the terms,
                 ------------------------
conditions and covenants of this Agreement to be complied with and performed by the respective Parties shall have been complied with and performed in all material respects.

          6.02.  No  Material Change.  (a) There shall be no material changes to
                 --------------------
the Representations and Warranties of Section 4 herein, nor shall be any material change in the business, assets, liabilities or financial condition of ITS.

          (b) Promota shall send the Cash Contributions to the Company's New York bank account, as described in 1.03(f).

          6.03  Completion.  Completion  of the Closing  of this transaction, as
                ----------
contemplated by this Agreement, shall be subject to the final completion of due diligence by Promota Hellas, S.A., parent of Promota, as required by the auditing and accounting standards of Promota Hellas, S.A., in order to ensure regulatory compliance with the laws of European Union and of Greece.

     7.     Documents  to  be  delivered  at  Closing.
            -----------------------------------------

          7.01     Deliverables  of  ITS.  ITS  at  the Closing shall deliver to
                   ---------------------
Promota the following documents in form and substance satisfactory to Promota's counsel:

          (a) a copy of all resolutions of the Board of Directors and of the Shareholders of ITS authorizing the issuance and sale of the shares of capital stock to be sold pursuant to this Agreement as well as all resolutions authorizing the execution, delivery and performance of this Agreement, attached hereto and made a part hereof as Exhibits A, B, C and F.

          7.02     Deliverables  of  Promota.  Promota  at  the  Closing  shall
                   -------------------------
deliver to ITS the following documents in form and substance satisfactory to ITS's counsel:

          (a) a copy of all resolutions of the Board of Directors and of the Shareholders of Promota authorizing the Cash Contribution and purchase of the shares of capital stock to be sold pursuant to this Agreement as well as all resolutions authorizing the execution, delivery and performance of this Agreement, attached hereto and made a part hereof as Exhibit D and Exhibit E.

     8.     Indemnification.
            ---------------

          8.01  Obligation  of the Board of Directors and Shareholders of ITS to
                ----------------------------------------------------------------
Indemnify.  The  Board  of  Directors and shareholders of ITS, as of the date of
---------
this Agreement, jointly and severally, shall indemnify, defend and hold harmless Promota and its shareholders, directors, officers, employees and agents and their respective assigns from and against any and all liabilities, losses, claims, damages, costs and expenses (including without limitation, court costs and reasonable attorneys' fees) suffered, sustained, incurred or required to be paid by any of Promota and its shareholders, directors, officers, employees and agents and their respective assigns arising out of or in respect to any breach or inaccuracy or any representation or warranty, or any failure to perform or comply with any covenant or agreement, of the Company, contained in or made pursuant to this Agreement.

     9.     Miscellaneous.
            -------------

          9.01.  Costs.  Except  as  otherwise  specifically  provided  herein,
                 -----
Promota shall be obligated to pay the Closing costs, transfer costs applicable to this Agreement and the transfer of the Shares hereunder, and its own counsel and all other legal fees and costs related thereto. Both Promota and ITS each hold the other harmless from any obligation for the payment of any finder's fees or commissions in connection with the transactions contemplated by this Agreement as a result of any action of the indemnifying party.

          9.02.  Invalidity,  Modification and Waiver.  If any provision of this
                 -------------------------------------
Agreement shall be held to be invalid or void, the remaining provisions shall nevertheless remain in effect. No provision of this Agreement may be modified and the performance or observance thereof may not be waived except by written agreement of the parties affected thereby. No waiver of any violation or nonperformance of any provision of this Agreement shall be deemed to be a waiver of any subsequent violation or nonperformance of the same or any other provision of this Agreement.

          9.03.  Complete  Agreement.  This  Agreement  constitutes  the
                 -------------------
complete and exclusive statement of the agreement among the parties with respect to the subject matter thereof. It supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty.

          9.04.  Applicable  Law,  Jurisdiction  and  Venue.  All questions
                 ------------------------------------------
concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of New York. Any suit involving any dispute or matter arising under this Agreement may only be brought in a United States District Court located in the State of New York or any New York State Court having jurisdiction over the subject matter of the dispute or matter. All parties hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

          9.05.  Article  and  Section  Titles.  The  headings  herein  are
                 -----------------------------
inserted as a matter of convenience only and do not define, limit, or describe the scope of this Agreement or the intent of the provisions hereof.

          9.06.  Binding  Provisions.  This  Agreement  is binding upon and
                 -------------------
inures to the benefit of, the parties hereto and there respective heirs, executors, administrators, personal and legal representatives, successors, and permitted assigns.

          9.07.  Terms.  Common nouns and pronouns shall be deemed to refer
                 -----
to the masculine, feminine, neuter, singular, and plural, as the identity of the Person may in the context require.

          9.08.  Separability  of  Provisions.  Each  Provision  of  this
                 ----------------------------
Agreement shall be considered separable; and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement, which are valid.

          9.09.  Counterparts.  This Agreement may be executed simultaneously in
                 ------------
two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The parties may complete the Closing contemplated herein in separate locations, and at differing times. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Facsimile signatures shall be acceptable in order to execute this Agreement.

          9.10.  Abandonment.  If this Agreement shall fail to close as provided
                 ------------
for in Section 3 as a result of a failure of any of the conditions precedent set forth in Section 6, all further obligations of the parties hereto under this Agreement shall terminate without further liability, and each party shall bear its own costs incident to the negotiation, preparation and anticipated Closing of this Agreement. In such event, each party shall return any data, material or assets of the other party received by it in contemplation of the Closing.

          9.11     Representation  By Counsel.     ITS represents herein that it
                   --------------------------
has been fully and adequately represented by counsel in this transaction, having received the advice and counsel from the Office of David Loev, Attorney at Law, 2777 Allen Parkway, Suite 1000, Houston, TX 77019. Promota represents herein that it has been fully and adequately represented by counsel in this transaction, having received that advice and counsel of the law firm of Eaton & Van Winkle LLP, 3 Park Avenue, New York, NY 10016.


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized representative as of the date first written above.



                              COMPANY

                              INTERNATIONAL  TEST  SYSTEMS,  INC.


                              By: /s/ Carey G. Birmingham
                                 ---------------------------------
                              Name: Carey G. Birmingham
                              Title: President


                              BUYER

                              PROMOTA  INTERNATIONAL,  INC.


                              By: /s/ Mikael Dramytinos
                                 ---------------------------------
                              Name: Mikael Dramytinos
                              Title: President

As  to  provisions  1.03,  2.03,  and  8.01

/s/ Carey Birmingham
-------------------------------
Carey  Birmingham


BFP  Texas,  Inc.

By: /s/ Carey G. Birmingham
   ----------------------------
Its: President


/s/ Alex Yount
-------------------------------
Alex  Yount


/s/ Youval Krigel
-------------------------------
Youval  Krigel


Pensar  Technologies,  LLC  .

By: /s/ Carey G. Birmingham
  -----------------------------
Its: President

                                    EXHIBITS
                                    --------

EXHIBIT A --     Waiver of Notice and Written Consent to Action By the
Board  of  Directors  in  Lieu of a Special Meeting (International Test Systems,
Inc.) - Appointing New Directors and accepting the resignation of Directors; Unanimous Written Consent To Action by the Board of Directors appointing new Officers

EXHIBIT B -     Unanimous Written Consent to Action By the Board of Directors in
Lieu of a Special Meeting (International Test Systems, Inc.)

EXHIBIT C -     Waiver of Notice and Written Consent to Action By the
Stockholders in Lieu of a Special Meeting (International Test Systems, Inc.)

EXHIBIT D -     Unanimous Written Consent to Action By the Board of Directors in
Lieu of a Special Meeting (Promota International, Inc.)

EXHIBIT E -     Waiver of Notice and Unanimous Written Consent to Action By the
Sole Stockholder in Lieu of a Special Meeting (Promota International, Inc.)

EXHIBIT F -     Resolution by the Board of Directors authorizing an employment agreement for Carey Birmingham (International Test Systems, Inc.)

                                    EXHIBIT A

                        INTERNATIONAL TEST SYSTEMS, INC.
                             A Delaware Corporation

                       UNANIMOUS WRITTEN CONSENT TO ACTION
                            BY THE BOARD OF DIRECTORS
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------


     Pursuant to subsection (f) of Section 141 of the General Corporation Law of the State of Delaware, the undersigned, being the sole director of International Test Systems, Inc. (hereinafter, the "Corporation") hereby consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the Board of Directors of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the directors of the Corporation:

     WHEREAS, pursuant that certain Stock Purchase Agreement by and between the Corporation and Promota International, Inc. ("Promota"), H. Alexander Yount and
H. Youval Krigel, two members of the Board of Directors of the Corporation (the "Directors"), are required to resign; and

     WHEREAS, the Directors of the Corporation have tendered their resignations as members of the Board of Directors, which are annexed and made a part hereof, effective upon acceptance by the Corporation; and

     WHEREAS, the Corporation wishes to increase the number of directors entitled to serve on the Board of Directors of the Corporation from three (3) to four (4) and to fix such number of directors at four (4); and

     WHEREAS, the Corporation wishes to appoint and elect new directors to replace the Directors and to fill such newly created directorship;

     NOW, THEREFORE, BE IT RESOLVED, THAT, the resignation of the Directors of the Corporation, be, and hereby is, accepted and approved, and are effective as of the date hereof; and be it further

     RESOLVED, THAT, the number of directors entitled to serve on the Board of Directors of the Corporation shall be, and hereby is, increased from three (3) directors to four (4) directors; and be it further

     RESOLVED, THAT, the number of directors entitled to serve on the Board of Directors be and hereby is fixed at four (4); and be it further

     RESOLVED, THAT, the following persons be, and hereby are, elected and appointed as directors of the Corporation until such time as they shall resign or be removed in accordance with the By-laws of the Corporation or until their respective successor has been duly elected and qualified:

                                  Mike Dramytinos
                                  Warren A. Kirshenbaum
                                  Christos Mouroutis


IN WITNESS WHEREOF, the undersigned being all of the directors of the Corporation, have hereunto subscribed their names this 6th day of November 2003.



                                  /S/ Carey G. Birmingham
                                  -------------------------------
                                   Carey  G.  Birmingham

October 31st, 2003

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF INTERNATIONAL TEST SYSTEMS, INC.

     Pursuant to the Stock Purchase Agreement, entered into by and between International Test Systems, Inc. (the "Corporation") and Promota International, Inc., I hereby tender my resignation as a member of the Board of Directors of the Corporation, effective acceptance by the Corporation.

Very truly yours,

/s/ H. Alexander Yount
-----------------------------
H. Alexander Yount

October 31st, 2003

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF INTERNATIONAL TEST SYSTEMS, INC.

     Pursuant to the Stock Purchase Agreement, entered into by and between International Test Systems, Inc. (the "Corporation") and Promota International, Inc., I hereby tender my resignation as a member of the Board of Directors of the Corporation, effective acceptance by the Corporation.

Very truly yours,

/s/ H. Youval Krigel
-----------------------------
H. Youval Krigel

                        INTERNATIONAL TEST SYSTEMS, INC.
                             A Delaware Corporation

                      UNANIMOUS WRITTEN CONSENT TO ACTION
                            BY THE BOARD OF DIRECTORS
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------

     Pursuant to subsection (f) of Section 141 of the General Corporation Law of the State of Delaware, the undersigned, being all of the directors of International Test Systems, Inc. (hereinafter, the "Corporation") hereby consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the Board of Directors of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the directors of the
Corporation:

     WHEREAS, the Corporation wishes to appoint certain persons as officers of the Corporation;

     NOW, THEREFORE, BE IT RESOLVED THAT, the following persons be, and hereby are, elected as officers of the Corporation, to serve in the offices set forth opposite their respective names below until the next annual meeting of the Board of Directors or until their respective successors have been duly elected and qualified:

                Mike Dramytinos            President
                Christos Mouroutis         Executive Vice-President
                Carey G. Birmingham        Executive Vice-President

The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the undersigned being all of the directors of the Corporation, have hereunto subscribed their names this 6th day of November 2003.

                                              /s/ Mike Dramytinos
                                              ----------------------------
                                              Mike Dramytinos


                                              /s/ Christos Mouroutis
                                              ----------------------------
                                              Christos Mouroutis


                                              /s/ Warren A. Kirshenbaum
                                              ----------------------------
                                              Warren A. Kirshenbaum


                                              /s/ Carey G. Birmingham
                                              ----------------------------
                                              Carey G. Birmingham

                                    EXHIBIT B

                        INTERNATIONAL TEST SYSTEMS, INC.
                             A Delaware Corporation

                       UNANIMOUS WRITTEN CONSENT TO ACTION
                            BY THE BOARD OF DIRECTORS
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------


     Pursuant to subsection (b) of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being all the directors of International Test Systems, Inc. (hereinafter, the "Corporation") hereby consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the Board of Directors of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the directors of the Corporation:

     WHEREAS, the Corporation wishes to issue an additional nineteen million eight hundred fifty thousand (19,850,000) shares of its capital stock (the "Shares") and sell the entire amount of the Shares to Promota International, Inc. ("Promota") in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00), as more specifically described in the attached Stock Purchase Agreement, which is annexed and made a part hereof.

     NOW, THEREFORE, BE IT RESOLVED, THAT, the Corporation issue the Shares to Promota in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00); and

     FURTHER RSOLVED, THAT, the Stock Purchase Agreement be, and hereby is, approved and adopted, in order to effectuate sale of the Shares to Promota; and

     FURTHER, RESOLVED, THAT, the President of the Corporation be, and hereby is, authorized to execute and deliver, in the name and on behalf of the Corporation, the Stock Purchase Agreement.


             The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the undersigned being all of the directors of the Corporation, have hereunto subscribed their names this 23rd day of October 2003.


                                   /S/ Carey G. Birmingham
                                   -----------------------------
                                   Carey  G.  Birmingham


                                   /S/ H. Alexander Yount
                                   ------------------------------
                                   H.  Alexander  Yount


                                   /S/ H. Youval Krigel
                                   ------------------------------
                                   H.  Youval  Krigel

                                    EXHIBIT C

                        INTERNATIONAL TEST SYSTEMS, INC.
                             A Delaware Corporation

                                WAIVER OF NOTICE
                                       AND
                            WRITTEN CONSENT TO ACTION
                               BY THE STOCKHOLDERS
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------


     Pursuant to Section 229 and subsection (a) of Section 228 of the General Corporation Law of the State of Delaware, the undersigned, being a majority of the stockholders of International Test Systems, Inc. (hereinafter, the "Corporation") hereby waive notice of meeting and consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the stockholders of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the stockholders of the Corporation:

     WHEREAS, the Corporation wishes to issue an additional nineteen million eight hundred fifty thousand (19,850,000) shares of its capital stock (the "Shares") and sell the entire amount of the Shares to Promota International, Inc. ("Promota") in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00), as more specifically described in the attached Stock Purchase Agreement, which is annexed and made a part hereof.

     NOW, THEREFORE, BE IT RESOLVED, THAT, the Corporation issue the Shares to Promota in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00); and

     FURTHER RSOLVED, THAT, the Stock Purchase Agreement be, and hereby is, approved and adopted, in order to effectuate sale of the Shares to Promota; and

     FURTHER RESOLVED, THAT, the Board of Directors is authorized to take any and all action necessary to consummate the transaction contemplated by the Stock Purchase Agreement; and

     FURTHER, RESOLVED, THAT, by executing this Waiver of Notice and Unanimous Written Consent, the stockholders hereby acknowledge and agree to the terms and conditions of the Stock Purchase Agreement.


             The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the undersigned being a majority of the stockholders of the Corporation, have hereunto subscribed their names this 23rd day of October 2003.

                                                   No. of Shares
     Signature  and  Name                         as  of  9/26/03
     --------------------                        -----------------

     /s/ Carey G. Birmingham                              81,000
--------------------------------
     BFP Texas Ltd.
     Carey G. Birmingham, GP


     /s/ Carey G. Birmingham                             331,500
--------------------------------
     Carey G. Birmingham


     /s/ Carey G. Birmingham                             250,000
--------------------------------
     Pensar Technologies, LLC
     Carey G. Birmingham, President


     /s/ H. Youval Krigel                                100,000
--------------------------------
     H. Youval Krigel


     /s/ H. Alex Yount                                   100,000
--------------------------------
     H. Alex Yount


                                                         225,000
--------------------------------
     R. Scott Barter


                                                         266,900
--------------------------------
     Unifund Financial Group, Inc.
     R. Scott Barter, President

                                    EXHIBIT D

                           PROMOTA INTERNATIONAL, INC.
                             A Delaware Corporation

                       UNANIMOUS WRITTEN CONSENT TO ACTION
                            BY THE BOARD OF DIRECTORS
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------


     Pursuant to subsection (b) of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being all the directors of Promota International, Inc. (hereinafter, the "Corporation") hereby consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the Board of Directors of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the directors of the Corporation:

     WHEREAS, the Corporation wishes to purchase an additional nineteen million eight hundred fifty thousand (19,850,000) shares of capital stock (the "Shares") of International Test Systems, Inc. ("ITS") in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00), as more specifically described in the attached Stock Purchase Agreement, which is annexed and made a part hereof.

     NOW, THEREFORE, BE IT RESOLVED, THAT, the Corporation purchase the Shares from ITS in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00); and

     FURTHER RSOLVED, THAT, the Stock Purchase Agreement be, and hereby is, approved and adopted, in order to effectuate purchase of the Shares from ITS; and

     FURTHER, RESOLVED, THAT, the President of the Corporation be, and hereby is, authorized to execute and deliver, in the name and on behalf of the Corporation, the Stock Purchase Agreement.

             The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the undersigned being all of the directors of the Corporation, have hereunto subscribed their names this 23rd day of October 2003.


/s/ Mikael Dramytinos
--------------------------------------
Mikael Dramytinos, President, Director

/s/ Christos Mouroutis
--------------------------------------
Christos  Mouroutis,  Director

                                    EXHIBIT E

                           PROMOTA INTERNATIONAL, INC.
                             A Delaware Corporation

                                WAIVER OF NOTICE
                                       AND
                       UNANIMOUS WRITTEN CONSENT TO ACTION
                             BY THE SOLE STOCKHOLDER
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------


     Pursuant to Section 229 and subsection (a) of Section 228 of the General Corporation Law of the State of Delaware, the undersigned, being the sole stockholder of Promota International, Inc. (hereinafter, the "Corporation") hereby waive notice of meeting and consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the stockholders of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the stockholders of the Corporation:

     WHEREAS, the Corporation wishes to purchase an additional nineteen million eight hundred fifty thousand (19,850,000) shares of capital stock (the "Shares") of International Test Systems, Inc. ("ITS") in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00), as more specifically described in the attached Stock Purchase Agreement, which is annexed and made a part hereof.

     NOW, THEREFORE, BE IT RESOLVED, THAT, the Corporation purchase the Shares from ITS in exchange for a capital contribution of two hundred fifty thousand dollars ($250,000.00); and

     FURTHER RSOLVED, THAT, the Stock Purchase Agreement be, and hereby is, approved and adopted, in order to effectuate purchase of the Shares from ITS; and

     FURTHER RESOLVED, THAT, the Board of Directors is authorized to take any and all action necessary to consummate the transaction contemplated by the Stock Purchase Agreement; and

     FURTHER, RESOLVED, THAT, by executing this Waiver of Notice and Unanimous Written Consent, the stockholders hereby acknowledge and agree to the terms and conditions of the Stock Purchase Agreement.


             The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the undersigned being the sole stockholder of the Corporation, has hereunto subscribed their names this 23rd day of October 2003.


                         PROMOTA HELLAS, S.A.


                         By: /s/ Mikael Dramytinos
                            -----------------------------
                         Name: Mikael Dramytinos
                         Title: President

                                    EXHIBIT F

                        INTERNATIONAL TEST SYSTEMS, INC.
                             A Delaware Corporation

                       UNANIMOUS WRITTEN CONSENT TO ACTION
                            BY THE BOARD OF DIRECTORS
                          IN LIEU OF A SPECIAL MEETING
                          ----------------------------


     Pursuant to subsection (b) of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being a majority of the directors of International Test Systems, Inc. (hereinafter, the "Corporation") hereby consent that the following resolutions be, and the same hereby are, adopted as resolutions and actions of the Board of Directors of the Corporation and that such resolutions and actions shall have all of the force and effect that they would have if duly adopted at a formal meeting of the directors of the
Corporation:

     WHEREAS, the Corporation has previously entered into an Executive Employment Agreement with Carey G. Birmingham ("Birmingham"), with an effective date upon the Corporation raising $125,000.00, whereby Birmingham would serve as the Corporation's President and Chief Executive Officer;

     WHEREAS, pursuant to that certain Stock Purchase Agreement by and between the Corporation and Promota International, Inc., a copy of which is attached hereto, the Executive Employment Agreement, is to be amended to reflect a term of two (2) years, so long as the Company has received from parties other than Promota capital of at least one hundred twenty five thousand ($125,000) Dollars within six months of the date of execution of the Stock Purchase Agreement, with an effective date of October 23, 2003, to include provisions whereby Birmingham's salary shall be $55,000 during the first year of the term and $65,000 during the second year of the term and whereby Birmingham shall serve as the Corporation's Executive Vice-President for Real Estate and Retail Development; and

     WHEREAS, Birmingham, being a director of the Corporation, shall abstain from voting for and consenting to the following resolution.

     NOW, THEREFORE, BE IT RESOLVED, THAT, the Executive Employment Agreement, entered into between the Corporation and Birmingham, as amended, as contemplated in the Stock Purchase Agreement, be, and hereby is, approved and adopted.


             The remainder of this page is intentionally left blank.

     IN WITNESS WHEREOF, the undersigned being all of the directors of the Corporation, have hereunto subscribed their names this 23rd day of October 2003.



                                   /s/ H. Alexander Yount
                                   ----------------------------
                                   H.  Alexander  Yount


                                  /s/ H. Youval Krigel
                                   ----------------------------
                                   H.  Youval  Krigel

                       Schedule 1.01

                     Accounts Payable

               a/o Close of Business 9/25/03

Payee                       Business Purpose             Amount
AT&T                        Telephone                $   424.36
SBC Communications          Telephone/Internet       $   202.68
Purchase Power              Postage                  $   150.00
PBCC                        Postage Meter            $   171.89
Dell Financial Services     Computer Hardware        $   105.95
American Express            Office Expense           $ 1,339.86
David Loev                  Legal                    $ 6,828.25
Malone                      Accounting               $ 3,670.00
Bexar County                Property Taxes           $   561.00
BFP Texas                   October Rent             $   150.00
BFP Texas                   October Expenses         $   200.00
US Bank                     Credit Card              $   250.00
DHL                         Shipping Postage         $   104.41

                                                     $14,158.40

Reimbursed from Officers                             $(1,116.00)

Net Payables                                         $13,042.40

                                  Schedule 4.04
                                  -------------

                                   Litigation
                                   ----------

                                      NONE

                                  Schedule 4.10
                                  -------------

                             Undisclosed Liabilities
                             -----------------------


                                      NONE